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                         DURA AUTOMOTIVE SYSTEMS, INC.

                    INDEPENDENT DIRECTOR STOCK OPTION PLAN
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     1.   Name and Purpose. This plan shall be called the Dura Automotive
Systems, Inc. Independent Director Stock Option Plan (the "Plan"). The Plan is intended to encourage stock ownership by Independent Directors (as defined below) of Dura Automotive Systems, Inc. (the "Company"), to provide such directors with an additional incentive to manage the Company effectively and to contribute to its success, and to provide a form of compensation which will attract and retain highly qualified individuals as members of the Board of Directors of the Company.

     2. Effective Date and Term of the Plan. The Plan shall become effective on the date of the consummation of the initial public offering of the Company's Class A Common Stock, par value $.01 per share (the "Effective Date"). The Plan, however, is subject to the approval by the stockholders of the Company. If stockholder approval is not granted within twelve (12) months from the date of its adoption by the Board of Directors, the Plan shall thereupon terminate. Grants of options may be made prior to stockholder approval, but any options granted shall not be exercisable prior to stockholder approval, and shall terminate if stockholder approval is not given. Options may not be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the "Term"); provided, however, that all options outstanding as of that date shall remain or become exercisable pursuant to their terms and the terms of the Plan.

     3. Administration. The Plan shall be administered by a committee of not less than two (2) members of the Board of Directors of the Company (the "Committee"), none of whom may be an Independent Director nor an employee of the Company or any subsidiary of the Company. No member of the Committee shall be eligible to participate in the Plan and no director may serve on the Committee if he or she received an award or grant of any equity securities of the Company (or any options to acquire such securities) under any plan of the Company during the one (1) year period prior to service on the Committee.
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     The Committee may, from time to time, establish such regulations, provisions and procedures, within the terms of the Plan, as in the opinion of its members may be advisable in the administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted pursuant to the Plan shall be final and binding upon the Company, the Board of Directors of the Company and any optionee. No member of the Board of Directors of the Company or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted pursuant thereto.

     4. Participation. Subject to the limitations contained in this Section 4, any director of the Company who (a) is not a contractual nor common law employee of the Company or any of its subsidiaries, and (b) does not directly or indirectly own beneficially more than five percent (5%) of any outstanding security of the Company (including being a stockholder, owner, partner, director or holder of more than ten percent (10%) of the equity or capital of any entity which owns beneficially more than five percent (5%) of any outstanding security of the Company) (an "Independent Director"), may be granted options to purchase shares of the issued or issuable Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"), in accordance and consistent with the terms and conditions of the Plan. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. The Committee shall from time to time determine the directors (among the Independent Directors) to be granted options, the amount of Common Stock to be optioned to each director, and the terms and conditions of the options to be granted. The amount and other terms and conditions of options granted to a director at any given time need not be the same for any other grant of options.

     5. Stock Available for Options. Subject to the adjustments as provided in Subsection 6(h), the aggregate number of shares of Common Stock reserved for purposes of the Plan shall be 100,000 shares authorized and issued shares or issued shares reacquired by

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the Company (the "Shares"). Determinations as to the number of Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and such interpretations thereof. If any outstanding option under the Plan expires or is terminated for any reason before the end of the Term of the Plan, the shares allocable to the unexercised portion of such option shall become available for the grant of other options under the Plan. No shares delivered to the Company in full or partial payment upon exercise of an option pursuant to Subsection 6(d) or in full or partial payment of any withholding tax liability permitted under Section 9 shall become available for the grant of other options under the Plan.

     6. Terms and Conditions of Options of the Plan. Options granted under this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following conditions:

          (a) Optionee's Agreement. Each optionee shall agree to continue to serve as a director of the Company for the lesser of at least twelve (12) months from the date of the grant of the option or for the remainder of such optionee's term as a director of the Company. Such agreement shall not impose upon the Company, its Board of Directors, or its stockholders any obligation to retain the optionee as a director for any period.

          (b) Number of Shares and Term of Options. Each option shall state the number of shares of the Common Stock of the Company to which it pertains. The term of each option shall be for a period of not greater than ten (10) years from the date of grant of the option.

          (c) Option Price. The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of the grant of the option. If the shares are traded in the over-the-counter market, the Fair Market Value per share shall be the closing price on the national market list as quoted in the National Association of Securities Dealers Automated Quotation

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     System ("Nasdaq") on the day the option is granted or if no sale of shares is reflected in Nasdaq on that day, on the next preceding day on which there was a sale of shares reflected in Nasdaq. If the shares are not traded in the over-the-counter market but are listed upon an established stock exchange or exchanges, such Fair Market Value shall be deemed to be the closing price of the shares on such stock exchange or exchanges on the day the option is granted or if no sale of the shares shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of the shares.

         (d) Medium of Payment. The option price shall be payable to the Company either (i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company or (ii) if permitted by the Committee, through the delivery of shares of the Common Stock with a Fair Market Value on the date of the exercise equal to the option price, provided such shares are utilized as payment to acquire at least 100 shares of Common Stock, or (iii) by a combination of (i) and (ii) above. Fair Market Value will be determined in the manner specified in Subsection 6(c) except as to the date of determination.

          (e) Exercise of Options. Except as provided in Subsection 6(h), no option shall be exercisable, either in whole or in part, prior to the expiration of six (6) months from the date of grant of the option. Subject to the foregoing, the Committee shall have the authority to determine, at the time of the grant of each Option, the times at which an Option may be exercised and any conditions precedent to the exercise of an Option. An option shall be exercisable upon written notice to the Chief Financial Officer of the Company, as to any or all shares covered by the option, until its termination or expiration in accordance with its terms or the provisions of the Plan. Notwithstanding the foregoing, an option shall not at any time be exercisable with respect to less than 100 shares unless the remaining shares covered by an option are less than 100 shares. The purchase price of the shares purchased pursuant to an option shall be paid in full upon delivery to the optionee of certificates for such shares. Exercise by an optionee's heir or personal representative shall be accompanied by evidence of his or her

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     authority to act, in a form reasonably satisfactory to the Company.

          (f) Options not Transferable. Options may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution to the extent provided in Subsection 6(g). During the lifetime of an optionee, the options shall be exercisable only by the optionee. Following the death of an optionee, the options shall be exercisable only to the extent provided in Subsection 6(g).

          (g) Termination of Service as Director.

               (i) Termination of Service for any Reason Other than Death. In the event an optionee shall cease to serve the Company as a director for any reason other than such optionee's death, each option held by such optionee shall remain exercisable, subject to prior expiration according to its terms and other limitations imposed by the Plan, for a period of one (1) year following the optionee's cessation of service as a director of the Company. If the optionee dies after such cessation of service, the optionee's options shall be exercisable in accordance with Subsection 6(g)(ii) hereof.

               (ii) Termination of Service for Death or Permanent Disability.
          If an optionee ceases to be a director by reason of death or Permanent Disability, each option held by such optionee shall, to the extent rights to purchase shares under the option have been accrued at the time of death or Permanent Disability and shall not have been fully exercised, be exercisable, in whole or in part, by (in the case of Permanent Disability) the optionee or (in the case of death) the personal representative of the optionee's estate or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance during the shorter of the following periods:
          (i) the term of the option, or (ii) a period of one (1) year from the death or Permanent Disability of such optionee. If an optionee dies or a Permanent Disability occurs during the extended exercise period following cessation of service specified in Subsection

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          6(g) (i) above, such option may be exercised any time within the longer of such extended period or one (1) year after death or Permanent Disability, subject to the prior expiration of the term of the option. For purposes of this Subsection 6(g)(ii), "Permanent Disability" shall mean a determination by the Social Security Administration or any similar successor agency that an optionee is "permanently disabled," and the date on which a Permanent Disability is deemed to have occurred shall be the date on which such determination by such agency shall have been made.

          (h) Adjustment in Shares Covered by Option. The number of shares covered by each outstanding option, and the purchase price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares resulting from a split in or combination of shares or the payment of a stock dividend on the shares or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

          If the Company shall be the surviving corporation in any merger or consolidation or if the Company is merged into a wholly-owned subsidiary solely for purposes of changing the Company's state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares subject to the option would have been entitled.

          In the event of a Change in Control, except as otherwise provided in the option agreement, any option awarded under this Plan to the extent not previously exercisable shall immediately become fully exercisable. The Committee in its sole discretion may direct the Company to cash out all outstanding options on the basis of the Change in Control Price as of the date a Change in Control occurs or such other date as the Committee may determine prior to the Change in Control. For purposes of this Plan, a "Change in Control" means the occurrence of any of the following: (i) when any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), after the effective date of the Plan, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; (ii) when, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or by prior operation of this provision; or (iii) the approval by the stockholders of the Company of a transaction involving the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, by merger, or otherwise. For purposes of this Plan, "Change in Control Price" means the highest price per share of Common Stock paid in any transaction reported on the Nasdaq National Market or paid or offered in any bona fide transaction related to a Change in Control at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

          In the event of a change in the shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

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          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

          Except as expressly provided in this Subsection 6(h), the optionee shall have no rights by reason of any split or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to the option.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (i) Rights of a Stockholder. An optionee shall have no rights as a stockholder with respect to any shares covered by his or her option until the date on which the optionee becomes the holder of record of such shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in Subsection 6(h).

          (j) Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and/or delivery of shares upon any exercise of an option until completion of the registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option

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     to make such representations, including a representation that it is the optionee's intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules, and regulations. In such event no shares shall be issued to such holder unless and until the Company is satisfied with the accuracy of any such representations.

          (k) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

     7. Adjustments in Shares Available for Options. The adjustments in number and kind of shares and the substitution of shares, affecting outstanding options in accordance with Subsection 6(h) hereof, shall also apply to the number and kind of shares reserved for issuance pursuant to the Plan, but not yet covered by options.

     8. Amendment of the Plan. The Committee, insofar as permitted by law, shall have the right from time to time, with respect to any shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and except that, without the approval of the stockholders of the Company, no such revision or amendment shall:

          (a) increase the maximum number of shares which may be subject to the Plan,

          (b) materially increase the benefits accruing to option holders under the Plan,

          (c) decrease the exercise price of options granted under the Plan,

          (d) remove the administration of the Plan from the Committee, or

          (e) permit the granting of options under the Plan after the Term of the Plan.

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     9.   Withholding of Taxes.  The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any federal, state, or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, an optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:

          (a)  tendering a cash payment;

          (b) authorizing the Company to withhold from the shares otherwise issuable to the optionee a number of shares having a Fair Market Value as of the "Tax Date," less than or equal to the amount of withholding tax obligation; or

          (c) delivering to the Company unencumbered shares owned by the optionee having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation.

The "Tax Date" shall be the date that the amount of tax to be withheld is determined. Fair Market Value shall be determined in the manner specified in Subsection 6(c), except as to the date of determination. An optionee's election to pay the withholding tax obligation by either of (b) or (c) above shall be irrevocable, may be disapproved by the Committee, and must be made either six
(6) months prior to the Tax Date or during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.

     10. Right of Board of Directors or Stockholders to Terminate Director's Service. Nothing in this Plan or in the grant of any option hereunder shall in any way limit or affect the right of the Board of Directors or the stockholders of the Company to remove any director or otherwise terminate his or her service as a director, pursuant to the law, the Articles of Incorporation, or Bylaws of the Company.

     11. Application of Funds. The proceeds received by the Company from the sale of stock pursuant to options will be used for general corporate purposes.

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     12.  No Obligation to Exercise Option.  The granting of an option shall impose no obligation on the optionee to exercise such option.

     13. Construction. This Plan shall be construed under the laws of the State of Delaware.

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